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                        TRUSTEE'S DISTRIBUTION STATEMENT

THE                      TO THE HOLDERS OF:         97-BELLSOUTH-1
BANK OF                  The Bank of New York, as Trustee under the
NEW                      Corporate Bonds Backed Certs.
YORK                     Class A-1 Certificates
                                   CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: July 16, 2001

INTEREST ACCOUNT
Balance as of January 16, 2001                                                               $0.00
      Schedule Income received on securities...........................              $1,780,000.00
      Unscheduled Income received on securities........................                      $0.00
      Schedule Interest received from Swap Counterparty................                      $0.00
      Unscheduled Interest received from Swap Counterparty.............                      $0.00
      Interest Received on sale of Securties...........................                      $0.00
LESS:
      Distribution to Beneficial Holders.................  $1,158,535.00
      Distribution to Swap Counterparty..................          $0.00
      Trustee Fees.......................................      $2,250.00
      Fees allocated for third party expenses............        $750.00
Balance as of July 16, 2001                                   Subtotal                 $618,465.00


PRINCIPAL ACCOUNT
Balance as of January 16, 2001                                                               $0.00
      Scheduled Principal payment received on securities...............                      $0.00
      Principal received on sale of securities.........................                      $0.00
LESS:
      Distribution to Beneficial Holders..................  $ 618,465.00
      Distribution to Swap Counterparty...................         $0.00
Balance as of July 16, 2001                                   Subtotal                 $618,465.00
                                                              Balance                        $0.00


                 UNDERLYING SECURITIES HELD AS OF: July 16,2001

Principal                            Title of Security
Amount                      LEHMAN CORP BD-BACKED CERTIFICATES
------
    50,000,000              CUSIP# : 079-857-AF5